UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	May 22, 2014

Coastway Bancorp, Inc.
(Exact name of registrant as specified in its charter)

Maryland	001-36263	46-4149994
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

One Coastway Plaza, Cranston, Rhode Island	02910
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:	(401) 330-1600

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07                      Submission of Matters to a Vote of Security Holders

The Annual Meeting of Stockholders was held on May 22, 2014.  The matters listed below were submitted to a vote of the stockholders through the solicitation of proxies, and the proposals are described in detail in Coastway Bancorp, Inc.’s Proxy Statement filed with the Securities and Exchange Commission on April 9, 2014.  The final results of the stockholder votes are as follows:

1.	Election of directors for a three-year term.

	For	Withheld	Broker Non-Votes
Mark E. Crevier	1,822,230	633,404	1,712,635
Hon. Francis X. Flaherty	1,821,380	634,254	1,712,635
Debra M. Paul	1,822,330	633,304	1,712,635

2.	The ratification of the appointment of Wolf & Co., P.C. as Coastway Bancorp, Inc.’s independent registered public accounting firm for the year ending December 31, 2014.

For	Against	Abstain	Broker Non-Votes
4,102,902	59,489	5,878	—

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COASTWAY BANCORP, INC.
(Registrant)

Date: May 23, 2014	By: /s/ Jeanette Fritz
Jeanette Fritz
Executive Vice President and Chief Financial Officer